SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Balanced Portfolio --
Class A
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/7/94

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment          $1,000    n/a       1,000

ERV =  Ending Redeemable Value     $1107     n/a       $1294

T   =  Average Annual
       Total Return                10.66%    n/a       10.23%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $1,053,021

Expenses                        $327,553

Reimbursement                         $0

Average shares                30,284,544

NAV                               $10.71

Sales Charge                       5.75%

POP                               $11.36

Yield at POP                       2.54%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Balanced Portfolio --
Class B
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/11/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment          $1,000    n/a       $1,000

ERV =  Ending Redeemable Value     $1165     n/a       $1347
T   =  Average Annual
       Total Return                16.54%    n/a       11.95%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                 Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares

Interest and Dividends          $849,782

Expenses                        $422,091

Reimbursement                         $0

Average shares                24,515,794

NAV                               $10.67

Maximum Contingent
 Deferred Sales Charge              5.0%

Yield at NAV                       1.97%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Balanced Portfolio --
Class C
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       $1,000

ERV =  Ending Redeemable Value   $1165       n/a       $1361

T   =  Average Annual
       Total Return               16.47%     n/a        15.99%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $93,953

Expenses                         $46,649

Reimbursement                         $0

Average shares                 2,722,877

NAV                               $10.64

Maximum Contingent Deferred
  Sales Charge                      1.0%

Yield at NAV                       1.97%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Balanced Portfolio --
Class M
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/6/95

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    n/a          $1,000

ERV =  Ending Redeemable Value   $1130     n/a          $1327

T   =  Average Annual
       Total Return              12.96%    n/a           18.71%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $46,347

Expenses                         $20,089

Reimbursement                         $0

Average shares                 1,332,251

NAV                               $10.71

Sales Charge                       3.50%

POP                               $11.10

Yield at POP                       2.14%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Balanced Portfolio --
Class Y
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 7/5/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years     10 Years*

P   =  Initial Investment        $1,000      n/a       $1,000

ERV =  Ending Redeemable Value   $1178       n/a       $1447
T   =  Average Annual
       Total Return               17.81%     n/a        17.95%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $407,305

Expenses                        $101,450

Reimbursement                         $0

Average shares                11,761,020

NAV                               $10.71

Yield at NAV                       2.93%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class A
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/7/94

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       1,000

ERV =  Ending Redeemable Value   $1053       n/a       $1184

T   =  Average Annual
       Total Return              5.31%       n/a        6.57%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends                 $

Expenses                               $

Reimbursement                         $0

Average shares

NAV                                    $

Sales Charge                           %

POP                                    $

Yield at POP                           %
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class B
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/18/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years     10 Years*

P   =  Initial Investment        $1,000      n/a        $1,000

ERV =  Ending Redeemable Value   $1110       n/a        $1232

T   =  Average Annual
       Total Return              10.96%      n/a        8.29%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $372,387

Expenses                        $169,867

Reimbursement                         $0

Average shares                 9,724,948

NAV                                $9.66

Maximum Contingent Deferred
  Sales Charge                      5.0%

Yield at NAV                       2.60%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class C
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       $1,000

ERV =  Ending Redeemable Value   $1109       n/a       $1258
T   =  Average Annual
       Total Return               10.86%     n/a        11.68%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $63,794

Expenses                         $29,121

Reimbursement                         $0

Average shares                 1,669,711

NAV                                $9.64

Maximum Contingent Deferred
  Sales Charge                      1.0%

Yield at NAV                       2.60%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class M
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/7/95

TOTAL RETURN

Formula  --  Annual Total Return:          ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000     n/a        1,000

ERV =  Ending Redeemable Value   $1073      n/a        $1222

T   =  Annual
       Total Return              7.31%      n/a         12.90%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $17,408

Expenses                          $7,065

Reimbursement                         $0

Average shares                   454,893

NAV                                $9.67

Sales Charge                       3.50%

POP                               $10.02

Yield at POP                       2.74%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class Y
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 7/14/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1000       n/a       $1000

ERV =  Ending Redeemable Value   $1120       n/a       $1304

T   =  Average Annual
       Total Return               11.99%     n/a        12.71%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
               POP x Average shares


Interest and Dividends           $21,565

Expenses                          $5,492

Reimbursement                         $0

Average shares                   565,238

NAV                                $9.69

Yield at NAV                       3.55%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class A
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/8/94

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years     10 Years*

P   =  Initial Investment        $1,000      n/a        1,000

ERV =  Ending Redeemable Value   $1120       n/a        $1337

T   =  Average Annual
       Total Return              11.96%      n/a         11.62%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $471,778

Expenses                        $234,253

Reimbursement                         $0

Average shares                18,157,901

NAV                               $11.41

Sales Charge                       5.75%

POP                               $12.11

Yield at POP                       1.30%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class B
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/16/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year   5 Years   10 Years*

P   =  Initial Investment        $1,000    n/a       $1,000

ERV =  Ending Redeemable Value   $1180     n/a       $1393

T   =  Average Annual
       Total Return               18.04%   n/a       13.49%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $447,288

Expenses                        $340,610

Reimbursement                         $0

Average shares                17,422,229

NAV                               $11.29

Maximum Contingent Deferred
  Sales Charge                      5.0%

Yield at NAV                       0.65%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class C
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       $1,000

ERV =  Ending Redeemable Value   $1180       n/a       $1398

T   =  Average Annual
       Total Return               18.01%     n/a        17.48%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $60,904

Expenses                         $46,302

Reimbursement                         $0

Average shares                 2,380,890

NAV                               $11.24

Maximum Contingent Deferred
  Sales Charge                      1.0%

Yield at NAV                       0.66%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class M
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/3/95

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       1,000

ERV =  Ending Redeemable Value   $1180       n/a       $1398

T   =  Average Annual
       Total Return              18.01%       n/a      20.44%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $25,284

Expenses                         $16,977

Reimbursement                         $0

Average shares                   981,272

NAV                               $11.32

Sales Charge                       3.50%

POP                               $11.73

Yield at POP                       0.87%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class Y
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 7/14/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods   1 Year    5 Years      10 Years*

P   =  Initial Investment       $1,000     n/a         $1,000

ERV =  Ending Redeemable Value  $1192      n/a         $1479
T   =  Average Annual
       Total Return             19.20%     n/a          19.26%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $131,515

Expenses                         $53,773

Reimbursement                         $0

Average shares                 5,039,367

NAV                               $11.47

Yield at NAV                       1.62%